UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.              )

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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

Dillard’s Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts DILLARD'S, INC. 2021 Annual Meeting For shares held in the 401(k) Plan,vote by May 12, 2021 11:59 PM ET. All other shares vote by May 14,2021 11:59 PM ET. W.BOX 486 LITILE ROCK, AR 72203 ATIN: JULIE GUYMON D43708-P51411-Z79320 You invested in DILLARD'S, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 15, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 1, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a I number Vote in Person at the Meeting* May 15, 2021 9:00 AM CDT Dillard's Corporate Office 1600 Cantrell Road Little Rock, Arkansas

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends

Your Vote Counts DILLARD'S, INC. 2021 Annual Meeting Vote by May 14, 2021 11:59 PM ET W.BOX 486 LITILE ROCK, AR 72203 ATIN: JULIE GUYMON D4371O-P51411-Z79320 You invested in DILLARD'S, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 15, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 1, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a I number Vote in Person at the Meeting* May 15, 2021 9:00 AM CDT Dillard's Corporate Office 1600 Cantrell Road Little Rock, Arkansas

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends